EXHIBIT 23.1

                               CONSENT OF COUNSEL

        We hereby consent to the reference to us in the Prospectus constituting part of this Form SB-1 Registration Statement for ImagineNet Corp. under the caption "Legal Matters".



                                            /s/ DUNCAN, BLUM & ASSOCIATES



Bethesda, Maryland
November 20, 2000